SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 1, 2001

FORD MOTOR CREDIT COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-6368	38-1612444

(State or other juris- diction of incorporation	(Commission File Number Number)	(IRS Employer Identification No.)

One American Road, Dearborn, Michigan	48121

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 313-322-3000

EXHIBITS
SIGNATURE
EXHIBIT INDEX
Consent of PricewaterhouseCoopers LLP
2000 Audit of Consolidated Financial Statements

ITEM 5. Other Events.

      The 2000 Audit of Consolidated Financial Statements of Ford Motor Credit Company and Subsidiaries together with the Report of Independent Accountants of PricewaterhouseCoopers LLP, independent certified public accountants is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 7. Financial Statements. Pro Forma Financial Information and Exhibits.

EXHIBITS

Designation	Description	Method of Filing

Exhibit 23	Consent of Pricewater- waterhouseCoopers LLP.	Filed with this Report.

Exhibit 99.1	2000 Audit of Consolidated Financial Statements of Ford Motor Credit Company and Subsidiaries together with the Report of Independent Accountants of PricewaterhouseCoopers LLP, independent certified public accountants.	Filed with this Report.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

FORD MOTOR CREDIT COMPANY

(Registrant)

Date: February 1, 2001	By: /s/ E.E. Smith-Sulfaro

E.E. Smith-Sulfaro Assistant Secretary

EXHIBIT INDEX

Designation	Description

Exhibit 23	Consent of Pricewater- waterhouseCoopers LLP.

Exhibit 99.1	2000 Audit of Consolidated Financial Statements of Ford Motor Credit Company and Subsidiaries together with the Report of Independent Accountants of PricewaterhouseCoopers LLP, independent certified public accountants.